UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Fahm Street, Savannah, Georgia	31401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 17, 2006, Citi Trends, Inc. (the “Company”) issued a press release reporting its financial results for the thirteen and thirty-nine weeks ended October 28, 2006 (the “Earnings Announcement”). A copy of the Earnings Announcement is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure. On November 17, 2006, the Company held a conference call to discuss its financial results for the thirteen and thirty-nine weeks ended October 28, 2006. A transcript of that conference call is attached to this Current Report as Exhibit 99.2.

The information in this Item 2.02, including the exhibits attached to this Current Report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01. Regulation FD Disclosure.

A copy of the Earnings Announcement is being furnished by being attached hereto as Exhibit 99.1 and a copy of the transcript for the conference call held on November 17, 2006 is being furnished by being attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Release dated November 17, 2006
99.2	Transcript of conference call held by Citi Trends, Inc. on November 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: November 21, 2006	By:	/s/ R. Edward Anderson
Name: R. Edward Anderson
Title: Chief Executive Officer

 Exhibit Index

Exhibit No.	Description
99.1	Earnings Release dated November 17, 2006
99.2	Transcript of conference call held by Citi Trends, Inc. on November 17, 2006